UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) January 25, 2006




                            FirstFed Financial Corp.
                            ------------------------
             (Exact name of registrant as specified in its charter)



      Delaware                   1-9566                    95-4087449
      --------                   ------                    ----------
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)



  401 Wilshire Boulevard, Santa Monica, California,        90401-1490
      (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (310) 319-6000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                           Total number of pages is 4
                          Index to Exhibit is on Page 3

ITEM 7.01.  REGULATION  FD DISCLOSURE.

     The Registrant hereby incorporates by reference into this Item. 7 the summary monthly financial data as of December 31, 2005 attached as Exhibit 99.1, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     A discussion of the factors that could impact the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

ITEM 9.01.   FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)   Exhibits

           99.1  Monthly Financial Data as of December 31, 2005 (Unconsolidated)

                              S I G N A T U R E S

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FIRSTFED FINANCIAL CORP.



Dated: January 25, 2006             By: /s/ Douglas J. Goddard
                                        ----------------------
                                            Douglas J. Goddard
                                            Chief Financial Officer

                                INDEX TO EXHIBITS



Item                                                                    Page

99.1  Monthly Financial Information as of December 31, 2005               4





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                                                      EXHIBIT 99.1

                                              First Federal Bank of California, fsb
                                 MONTHLY REPORT OF OPERATIONS Unconsolidated Financial Highlights
                                                       Unaudited
                                                (Dollars in thousands)

                                As of,for the     As of,for the     As of,for the     As of, for the 12    As of, for the 12
                                month ended       month ended       month ended       months ended         months ended
                                December 31,      November 30,      December 31,      December 31,         December 31,
                                   2005              2005              2004              2005                  2004
                                   ----              ----              ----              ----                  ----


Cash and investment securities  $     387,209     $    316,748      $   318,929       $     387,209     $    318,929
Total assets                    $  10,456,949     $ 10,239,600      $ 7,468,983       $  10,456,949     $  7,468,983

LOANS:
Total mortgage-backed           $      74,254     $     76,228      $    97,059       $      74,254     $     97,059
securities
Total loans, net                $   9,681,133     $  9,541,125      $ 6,837,945       $   9,681,133     $  6,837,945

Loans originated/purchased:
  Single family loans           $     346,792     $    330,363      $   452,955       $   4,329,439     $  3,095,010
  Multi-family loans                   18,086           24,625           37,184             417,256          647,326
  Commercial real estate loans              -              600           14,228              45,001           66,010
  Other                                 3,242            3,087            1,146              40,342           72,463
                                  -----------      -----------       ----------        ------------      -----------
                                $     368,120     $    358,675      $   505,513      $   4,832,038     $  3,880,809
                                  ===========      ===========        ==========       ============      ===========

Percentage of ARMs originated:           100%             100%              100%               100%              99%

Loan repayments:
  Single family loans           $     194,056     $    166,997      $    104,414      $   1,536,457     $    947,747
  Multi-family and commercial
    real estate loans                  31,741           63,568            43,452            410,542          459,201
  Other                                 3,349            3,425             3,751             44,009           42,896
                                  -----------      -----------        ----------       ------------      -----------
                                $     229,146     $    233,990      $    151,617      $   1,991,008     $  1,449,844
                                  ===========      ===========        ==========       ============      ===========

Loans sold                      $         170     $        504      $          -      $      24,793     $          -


Average rate on loans
   originated/purchased                 6.72%             6.54%             4.69%              5.86%           4.51%
Percentage of portfolio in
   adjustable rate loans               96.09%            95.99%            91.44%             96.09%          91.44%
Non-performing assets
   to total assets                      0.05%             0.05%             0.07%              0.05%           0.07%

BORROWINGS:
Federal Home Loan Bank
   Advances                     $   4,155,500     $   3,970,500      $  3,004,600     $    4,155,500    $  3,004,600
Reverse
repurchase                      $   1,163,684     $   1,176,684      $    187,000     $    1,163,684    $    187,000
   agreements

DEPOSITS:
Retail deposits                 $   2,600,773     $   2,592,991      $  2,505,568     $   2,600,773     $  2,505,568
Wholesale deposits                  1,784,281         1,836,710         1,279,327         1,784,281        1,279,327
                                  -----------       -----------        ----------      ------------      -----------
                                $   4,385,054     $   4,429,701      $  3,784,895     $   4,385,054     $  3,784,895
                                  ===========       ===========        ==========      ============      ===========

Net increase (decrease)         $    (44,647)     $    (41,504)      $    134,919     $     600,160     $  1,227,469


AVERAGE INTEREST RATES:
Yield on loans                          5.94%            5.84%              4.58%             5.27%            4.68%
Yield on investments                    4.69%            4.53%              3.45%             3.91%            2.79%
Yield on earning assets                 5.90%            5.80%              4.54%             5.24%            4.59%
Cost of deposits                        3.04%            2.94%              1.73%             2.40%            1.42%
Cost of borrowings                      4.12%            3.95%              2.56%             3.37%            2.53%
Cost of money                           3.62%            3.48%              2.09%             2.91%            1.91%
Earnings spread                         2.28%            2.33%              2.45%             2.33%            2.68%
Effective net spread                    2.40%            2.45%              2.52%             2.43%            2.78%


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